SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 18, 1994

Commission File Number:  1-5642


                             DRAVO CORPORATION
            (Exact name of registrant as specified in its charter)

           Pennsylvania                                  25-0447860
(State or other jurisdiction of                        (I.R.S. employer
  incorporation or organization)                      identification no.)


One Oliver Plaza, Pittsburgh, Pennsylvania                 15222
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:        (412) 566-3000





















                               DRAVO CORPORATION

                                     INDEX



ITEM 5. LOAN DOCUMENTS

                                                                  Page No.

        Note Purchase Agreement                                    1 - 65

        Rules of Usage and Definitions Relating to the
         Transaction Documents                                     1 - 28

        Master Common Facilities Agreement                         1 - 35

        Deposit and Disbursement Agreement                         1 - 23

        Amendment Agreement                                        1 - 42